SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 7, 2002
                                                          ---------------


                         GLAS-AIRE INDUSTRIES GROUP LTD.
             (Exact name of registrant as specified in its charter)


       Nevada                          1-14244                  84-1214736
 ---------------------------      ----------------------       -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


            3137 Grandview Highway, Vancouver, B.C., Canada V5M 2E9
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 604-435-8801


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

General Explanation

     The purpose of this Report is to amend the registrant's Current Report on Form 8-K dated January 7, 2002, relative to the merger of the registrant with Wonder Tool, Inc. This Report amends the Initial Report so as to provide the information required under Item 7(a) and 7(b).

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements.

Financial Statements provided on Form 10-KSB for the year ended December 31, 2001 are incorporated herein by reference.

(b) Pro Forma Financial Information.

The Following unaudited pro forma condensed consolidated financial statements are filed with this report:

   Pro Forma Consolidated Balance Sheet as at December 20, 2001..............F-1

   Pro Forma Consolidated Statement of Operations:

            For the Period from January 1, 2001 to December 20, 2001.........F-2

            For the Twelve Months Ended December 31, 2000....................F-3

   Notes to the Pro Forma Consolidated Financial Statements  ................F-4



The Unaudited Pro-Forma Consolidated Financial Information reflects financial information which gives effect to the acquisition of all the outstanding common shares of Wonder Tool, Inc. in exchange for 1,250,000 shares of common stock of the Company.

The Pro-Forma Consolidated Statements included herein reflect the anticipated use of the purchase method of accounting for the above transaction. The acquisition of Wonder Tool, Inc. will be accounted for as a reverse acquisition as the former stockholders of Wonder Tool, Inc. controlled approximately 50.7% of the voting common shares of the Company immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this 8-K current report as well as the 10-Q quarterly reports and the 10-KSB annual report of the Registrant.


The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on December 20, 2001. The Pro-Forma Consolidated Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of the Company and Wonder Tool, Inc. for the twelve months ended December 31, 2000 and for the period from January 1, 2001 to December 20, 2001.

The Pro-Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transaction had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.


(c) Exhibits

     2.1 Merger and Purchase Agreement between Glas-Aire, Glas-Aire Acquisition Corporation, Cyclo Manufacturing Company and Wonder Tool, Inc. dated December 21, 2001. *

     Filed as part of the Registrant's Current Report on Form 8-K dated January 7, 2002 and incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REGISTRANT:

Date:  October 29, 2002                     GLAS-AIRE INDUSTRIES GROUP LTD.



                                            By: /s/  Craig Grossman
                                                --------------------------------
                                                     Craig Grossman, President

                                                                                        Glas-Aire Industries Group Ltd.
                                                                                   Pro-Forma Consolidated Balance Sheet
                                                                        (Unaudited - Expressed in United States dollars)

                                                               Glas-Aire      Wonder
                                                               Industries      Tool                            Pro-Forma
December 20, 2001                                              Group Ltd.     Inc. (4)       Adjustments        Balance
------------------------------------------------------------------------------------------------------------------------
Assets
Current
     Cash and equivalents                                     $   561,801    $      --      $       --       $   561,801
     Accounts receivable, net of allowance for doubtful
         accounts of $21,588                                    2,075,474           --              --         2,075,474
     Inventories                                                  985,154        223,904            --         1,209,058
     Prepaid expenses                                             148,847           --              --           148,847
     Deferred income taxes                                         50,654           --              --            50,654
                                                              -----------    -----------    ------------     -----------
                                                                3,821,930        223,904            --         4,045,834
Fixed assets                                                    1,935,419           --          (644,606)(1)   1,290,813
                                                              -----------    -----------    ------------     -----------
                                                              $ 5,757,349    $   223,904    $   (644,606)    $ 5,336,647
                                                              ===========    ===========    ============     ===========

Liabilities and Stockholders' Equity
Liabilities
Current
     Bank indebtedness                                        $   536,756    $      --      $       --       $   536,756
     Accounts payable                                             981,368           --              --           981,368
     Accrued liabilities                                        1,128,240           --              --         1,128,240
     Income taxes payable                                          29,876           --              --            29,876
     Current portion of long-term debt                            256,499           --              --           256,499
     Current portion of obligation
         under capital lease                                       26,775           --              --            26,775
                                                              -----------    -----------    ------------     -----------
                                                                2,959,514           --              --         2,959,514
Long-term debt                                                    766,445           --              --           766,445
Obligation under capital lease                                     63,111           --              --            63,111
Deferred income taxes                                             410,446           --          (276,855)(1)     133,591
                                                              -----------    -----------    ------------     -----------
                                                              $ 4,199,516           --      $   (276,855)    $ 3,922,661
                                                              -----------    -----------    ------------     -----------

Share capital
       Common stock
            2,464,349 common shares (pro-forma)                    25,900        223,904       (25,900)(1)        24,643
                                                                                                12,143 (3)
                                                                                              (211,404)(2)
       Additional paid-in capital                               7,763,229           --      (7,763,229)(1)     1,389,343
                                                                                             1,177,939 (3)
                                                                                               211,404 (2)
       (Accumulated deficit) retained earnings                 (3,128,066)          --       3,128,066 (1)         --
       Treasury stock                                          (2,842,234)          --       2,842,234 (1)         --
       Accumulated other comprehensive loss -
         foreign currency translation adjustment                 (260,996)          --         260,996 (1)         --
                                                              -----------    -----------    ------------     -----------
                                                                1,557,833        223,904        (367,751)      1,413,986
                                                              -----------    -----------    ------------     -----------

                                                              $ 5,757,349    $   223,904    $   (644,606)    $ 5,336,647
                                                              ===========    ===========    ============     ===========




                         The accompanying note forms an integral part of these pro-forma financial statements.

                                                                  F-1




                                                                                          Glas-Aire Industries Group Ltd.
                                                                           Pro-Forma Consolidated Statement of Operations
                                                                          (Unaudited - Expressed in United States dollars)

                                                  Glas-Aire            Wonder
For the period from January 1, 2001              Industries              Tool                                  Pro-Forma
to December 20, 2001                             Group Ltd.           Inc.(a)             Adjustments            Balance
--------------------------------------------------------------------------------------------------------------------------

Sales                                          $ 11,735,690       $    822,386          $       --            $ 12,558,076
Cost of goods sold                                8,565,896            593,588               (64,460)(5)         9,095,024
                                               ------------       ------------          ------------          ------------

Gross profit                                      3,169,794            228,798                64,460             3,463,052
                                               ------------       ------------          ------------          ------------

Expenses
     General and administrative                   1,003,740             42,051                  --               1,045,791
     Research and development                       468,501               --                    --                 468,501
     Selling and distribution                     1,113,534              8,085                  --               1,121,619
                                               ------------       ------------          ------------          ------------

                                                  2,585,775             50,136                  --               2,635,911
                                               ------------       ------------          ------------          ------------

Income from operations                              584,019            178,662                64,460               827,141
                                               ------------       ------------          ------------          ------------

Other income (expense)
     Interest income                                 45,594               --                    --                  45,594
     Interest expense                               (53,378)              --                    --                 (53,378)
                                               ------------       ------------          ------------          ------------

                                                     (7,784)              --                    --                  (7,784)
                                               ------------       ------------          ------------          ------------

Income before income from equity
     investment and income tax expense              576,235            178,662                64,460               819,357
Income from equity investment                       211,420               --                    --                 211,420
Loss on write-off of equity investment           (4,233,835)              --                    --              (4,233,835)
                                               ------------       ------------          ------------          ------------

(Loss) income before income taxes                (3,446,180)           178,662                64,460            (3,203,058)
                                                                                              60,745(6)
Income taxes                                         69,886               --                  21,916(5)            152,547
                                               ------------       ------------          ------------          ------------

Net (loss) income for the period               $ (3,516,066)      $    178,662          $    (18,201)         $ (3,355,605)
                                               ============       ============          ============          ============

Loss  per share - Basic and diluted            $      (1.64)                                                  $      (0.98)
                                               ============                                                   ============


Weighted average shares outstanding               2,150,024                                1,250,000(1)          3,400,024
                                               ============                             ============          ============


(a)    Represents the results of operations of Wonder Tool, Inc. predecessor Orbital Polishing Operations.



                   The accompanying note forms an integral part of these pro-forma financial statements.

                                                          F-2





                                                                                              Glas-Aire Industries Group Ltd.
                                                                               Pro-Forma Consolidated Statement of Operations
                                                                              (Unaudited - Expressed in United States dollars)


                                                         Glas-Aire          Wonder
                                                       Industries            Tool                                    Pro-Forma
For the twelve months ended December 31, 2000           Group Ltd.          Inc.(a)             Adjustments           Balance
--------------------------------------------------------------------------------------------------------------------------------

Sales                                                 $ 11,919,775       $    947,234         $       --            $ 12,867,009
Cost of goods sold                                       8,468,064            587,721              (64,460)            8,991,325
                                                      ------------       ------------         ------------          ------------

Gross profit                                             3,451,711            359,513               64,460 (5)         3,875,684
                                                      ------------       ------------         ------------          ------------

Expenses
     General and administrative                          1,174,824             42,682                 --               1,217,506
     Research and development                              543,087               --                   --                 543,087
     Selling and distribution                              860,789             11,198                 --                 871,987
                                                      ------------       ------------         ------------          ------------

                                                         2,578,700             53,880                 --               2,632,508
                                                      ------------       ------------         ------------          ------------

Income from operations                                     873,011            305,633               64,460             1,243,104
                                                      ------------       ------------         ------------          ------------

Other income (expense)
     Interest income                                        69,008               --                   --                  69,008
     Interest expense                                      (25,563)              --                   --                 (25,563)
                                                      ------------       ------------         ------------          ------------

                                                            43,445               --                   --                  43,445
                                                      ------------       ------------         ------------          ------------

Income before income (loss) from equity
     investment and income tax expense                     916,456            305,633               64,460             1,286,549
Income from equity investment                              446,087               --                   --                 446,087
                                                      ------------       ------------         ------------          ------------

Income before income taxes                               1,362,543            305,633               64,460             1,732,636
                                                                                                   103,915 (6)
Income taxes                                               609,774               --                 21,916 (5)           735,605
                                                      ------------       ------------         ------------          ------------

Net income for the year                               $    752,769       $    305,633         $    (61,371)         $    997,031
                                                      ============       ============         ============          ============


Earnings  per share - Basic and diluted               $       0.32                                                  $       0.28
                                                      ============                                                  ============


Weighted average shares outstanding                      2,306,905                               1,250,000 (1)         3,556,905
                                                      ============                            ============          ============


(a)    Represents the results of operations of Wonder Tool, Inc. predecessor Orbital Polishing Operations



                         The accompanying note forms an integral part of these pro-forma financial statements.


                                                 Glas-Aire Industries Group Ltd.
                        Notes to the Pro-Forma Consolidated Financial Statements
                                (Unaudited - Expressed in United States dollars)
--------------------------------------------------------------------------------


1. The Company acquired 100% of the voting stock of Wonder Tool Inc. ("WTI") on December 21, 2001 through the issuance of 1,250,000 shares of the Company's common stock. Upon consummation of the transaction the former stockholders of WTI obtained 50.7% voting rights of the Company. Although the Company is the legal acquirer, the transaction has been accounted for as a reverse acquisition and WTI is considered the acquirer for accounting purposes. Accordingly, following reverse acquisition accounting the financial statements subsequent to the closing date are presented as a continuation of WTI (and its predecessor Orbital Polishing Operations ("Orbital"). The value assigned to the common stock of the Company on acquisition, based on the fair market value of the Company's outstanding common stock on the date the terms were agreed to, was $1,190,082. Net assets of the Company at the acquisition date, excluding deferred taxes of $359,792, were $1,917,625. The difference in value of $727,543 is negative goodwill, and has been assigned to a reduction in the book value of fixed assets.



          Current assets                                     $ 3,771,276
          Fixed assets                                         1,935,419
                                                             -----------

          Total assets                                         5,706,695

          Liabilities assumed                                 (3,789,070)
                                                             ------------

          Net assets acquired                                  1,917,625

          Excess of net assets acquired over
            Consideration paid                                  (727,543)
                                                             ------------

          Consideration paid                                 $ 1,190,082
                                                             -----------

          Fair value of fixed assets                           1,935,419

          Less:  Negative goodwill, net         $ 727,543
                    of deferred tax liability     (82,937)       644,606
                                                ----------   -----------

          Net value assigned to fixed assets                 $ 1,290,813
                                                             -----------


2.   To record the recapitalization of Wonder Tool Inc.

3. To reflect shares issued to Glas-Aire in acquisition, net or outstanding treasury shares of 1,375,677 with a nil value.

                                                 Glas-Aire Industries Group Ltd.
                        Notes to the Pro-Forma Consolidated Financial Statements
                                (Unaudited - Expressed in United States dollars)
--------------------------------------------------------------------------------


4. WTI was previously owned by Cyclo Manufacturing Company ("Cyclo"). Just prior to the acquisition, Cyclo had transferred certain assets of its Orbital Polishing Operations division ("Orbital") to WTI and concurrently sold its shares of WTI to the Company. The assets transferred included inventory, fixed assets, patents and trademarks. The assets were recorded by WTI on a carry over basis because of common control. The only asset with any carry over value was inventory valued at $223,904.

5. Depreciation expense has been reduced by $64,460 for the pro-forma statement of operations for the twelve months ended December 31, 2000 and for the period from January 1, 2001 to December 20, 2001, to reflect the reduction in the book value of fixed assets. The increase in income tax, resulting from the reduction in amortization expense, of $21,916 has also been reflected in the applicable periods.

6. As WTI and its predecessor Orbital were taxed under the provisions of Subchapter S of the Internal Revenue Code, no income taxes were payable. For purposes of the pro forma Statements of Operations, income taxes have been provided on a pro forma basis at 34% on the income of WTI.